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                                                                   Exhibit 10(r)

                             THE GILLETTE COMPANY
                           SUPPLEMENTAL SAVINGS PLAN
                    FOR CONTRIBUTIONS AFTER APRIL 30, 1991
               (As Amended and Restated Effective July 1, 1993)
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1. Purpose. The Gillette Company Supplemental Savings Plan (the "Plan") has been
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   adopted by The Gillette Company (the "Company") to provide additional benefits to certain employees of the Company and its Participating Subsidiaries whose benefits under The Gillette Company Employees' Savings
   Plan (the "Savings Plan") have been limited by the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), in order to provide that the total benefits payable under this Plan and the Savings Plan shall be approximately equal to the amount of benefits which would have accrued under the Savings Plan for such employees had such limitations imposed by the Code not been in effect.

   The Plan is intended to constitute an "excess benefit plan" within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and an unfunded plan of deferred compensation described in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA and in Sections 3121(v)(2) and 3306(r)(2) of the Code.

2. Eligible Employees. Employees eligible to participate in this Plan for any
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   calendar year shall be those employees of the Company and Participating
   Subsidiaries who are eligible to participate in the Savings Plan and (i) whose Annual Additions are limited for such year by reason of Section 415 of the Code, based on actual participation in the Savings Plan, or (ii) who are determined by the Committee to be management or highly compensated employees for such year and whose contributions or Compensation taken into account under the Savings Plan are limited for such year by reason of another provision of the Code, based on actual participation in the Savings Plan.

3. Participants. Participants are eligible employees who elect to participate in
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   the Plan, at such time and in such manner prescribed by the Committee, as of the next practicable payroll period by executing and delivering to the Company a Participation and Salary Deferral Agreement, in a form prescribed by the Committee. Participation in the Plan may be discontinued by a Participant at any time, effective as of the next practicable payroll period, by executing and delivering to the Company a revocation of such Participation and Salary Deferral Agreement. Such revocation shall operate prospectively and shall have no effect on prior deferrals under this Plan. An individual who has previously participated in the Plan shall be considered a Participant for the purposes of the Plan, other than Section (4)(a) and (b) below, until final distribution is made of amounts credited to the individual's accounts under the Plan.
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4. Deferrals and Additional Credits.
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   (a) If any portion of Compensation from the Company which, but for the limitations on contributions or Compensation contained in the provisions of the Code set forth in Section 4(e) below, would be contributed to the Savings Plan as Tax Deferred Savings and/or Taxed Savings for a calendar year, a Participant may defer such Compensation on a pre-tax basis until retirement or later elected date, termination of employment or hardship. These deferred amounts will be recorded in an account, entitled the "Supplemental Savings Account," maintained for each Participant on the books of the Company. A Participant shall always be fully vested in amounts credited to the Supplemental Savings Account maintained for such Participant.

   (b) The Company Contribution that would have been made under the Savings Plan in respect of each Participant's Compensation elected to be contributed as Tax Deferred Savings and Taxed Savings for a calendar year, which Compensation is instead deferred pursuant to Section 4(a) above, shall not be made but an equal amount shall be recorded by the Company in an account on its books, entitled the "Supplemental Company Contribution Account," maintained for such Participant. Amounts credited to a Participant's Supplemental Company Contribution Account shall become vested at the same time the Participant becomes vested in his Company Contributions under the Savings Plan.

   (c) Amounts recorded in the Supplemental Savings Account maintained for each Participant shall be credited or debited with amounts equivalent to gains or losses realized by the Investment Funds in which the Participant elects to have Tax Deferred Savings invested under the Savings Plan. Amounts recorded in the Supplemental Company Contribution Account maintained for each Participant shall be credited or debited with amounts equivalent to gains or losses realized by the Gillette Company Stock Fund or, if applicable, the Investment Funds in which the Participant elects to have Company Contributions invested under the Savings Plan.

   (d) Transfers elected by a Participant among the Investment Funds in which such Participant's Tax Deferred Savings are invested under the Savings Plan shall operate automatically as a transfer of credits among the funds in which the Participant's Supplemental Savings Account is deemed invested under the Plan. When eligible under the terms of the Savings Plan, transfers elected by a Participant among the Investment Funds in which such Participant's Company Contributions are invested under the Savings Plan shall operate automatically as a transfer of credits among the funds in which the Participant's Supplemental Company Contribution Account is deemed invested under the Plan. Notwithstanding the foregoing, with respect to each Participant who is an officer of the Company (a "Section 16 Officer") subject to Section 16 of the
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       Securities Exchange Act of 1934 (the "Exchange Act"), no transfer of credits relating to a deemed investment in the Gillette Company Stock Fund shall be permitted notwithstanding a corresponding election to such effect by such Participant under the Savings Plan, if and to the extent that a similar transfer under this Plan might cause interests in the Plan to be treated as "derivative securities" under the Exchange Act and the rules and regulations promulgated thereunder.

   (e) For the purposes of Section 4(a) above, the applicable provisions of the Code are (i) the Section 415 limitations on Annual Additions, (ii) the
       Section 402(g) limitation on Tax Deferred Savings, (iii) the Section 401(a)(17) limitation on Compensation, and (iv) if and to the extent determined by the Committee for a given year, the Section 401(k) and (m) limitations on contributions by and on behalf of Highly Compensated Employees.

5. Payments from Accounts.
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   (a) Except as otherwise provided in this Section, no amounts shall be payable under the Plan to any Participant while he is employed by the Company or any Participating Subsidiary. While employed, a Participant (other than any Participant who is a Section 16 Officer to the extent provided in
       Section 5(e) below) may request a payment of amounts credited to the Supplemental Savings Account maintained for such Participant on the basis of an immediate and heavy financial hardship for which no other resources are available to the Participant and following the Participant's withdrawal of all amounts then available for withdrawal from the Savings Plan. Such request shall be subject to the approval of the Committee or its delegate. Unless an election is made in accordance with Section 5(b) or (c) below or unless Section 5(d) or (e) below applies, all vested amounts credited to a Participant's accounts under the Plan shall be paid in a single lump sum as soon as practicable following the termination of the Participant's employment with the Company and all Participating Subsidiaries, valued as of the close of such termination date.

   (b) A Participant (other than any Participant who is a Section 16 Officer to the extent provided in Section 5(e) below) may elect to defer payment of his accounts under the Plan to any date subsequent to the date of the Participant's termination of employment with the Company and all Participating Subsidiaries, but not later than April 1 of the calendar year following the calendar year in which the Participant attains age
       70 1/2, provided (i) the Participant's termination of employment is on account of retirement or total and permanent disability (such terms having the same meanings as used under the Savings Plan), (ii) the value of the Participant's vested account balance under the Plan as of the close of the date of termination is at least $25,000, and (iii) the Participant's deferral election is made at least twelve months prior to the date of such termination. Such deferred payment shall be valued as of the close of the
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       elected payment date (or the next following business day), and shall be made in a single lump sum as soon as practicable thereafter. Pending final distribution, the Participant's accounts shall continue to be credited or debited with amounts equivalent to gains and losses realized by the Investment Funds in which the Participant's Savings Plan accounts are then invested (or, if the Participant elects a distribution of his entire Savings Plan account, which the Participant designates for purposes of calculating such credits or debits).

   (c) A Participant (other than any Participant who is a Section 16 Officer to the extent provided in Section 5(e) below) may elect to receive payment of his accounts under the Plan in the form of annual installments of from two to ten years commencing in the calendar year following the year of the Participant's termination of employment with the Company and all Participating Subsidiaries, provided (i) the Participant's termination of employment is on account of retirement or total and permanent disability (such terms having the same meanings as used under the Savings Plan),
       (ii) the value of the Participant's vested account balance under the Plan as of the close of the date of termination is at least $25,000, and (iii) the Participant's installment payment election is made at least twelve months prior to the date of such termination. Each installment payment shall be valued as of the close of the first business day in January of the year of commencement and each year thereafter, and shall be paid as soon as practicable thereafter. Pending final distribution, the remaining balance in the Participant's accounts shall continue to be credited or debited with amounts equivalent to gains and losses realized by the Investment Funds in which the Participant's Savings Plan accounts are then invested (or, if the Participant elects a distribution of his entire Savings Plan account, which the Participant designates for purposes of calculating such credits or debits).

   (d) After an Approved or Unapproved Change in Control, upon the termination of this Plan or the Savings Plan or an amendment to this Plan or the Savings Plan which amendment adversely affects the rights and benefits of Participants, all unvested accounts under this Plan shall vest and, except for the accounts of Participants who are Section 16 Officers to the extent provided in Section 5(e) below, all accounts shall be paid to the Participants.

   (e) With respect to each Participant who is a Section 16 Officer, no request for payment or election pursuant to Section 5(a)-(d) above shall be permitted or given effect with respect to that portion of the Participant's accounts under the Plan deemed to be invested in the Gillette Company Stock Fund. All vested amounts credited to such portion of the Participant's accounts shall instead be paid in the form of five annual installments commencing in the calendar year following the year of the Participant's termination of employment provided (i) the Participant's termination of employment is on account of retirement or total and permanent disability (such terms having the same meanings as used under the Savings Plan), and (ii) the value of the Participant's entire vested account
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       balance under the Plan as of the close of the date of termination is at least $25,000. Each installment payment shall be valued as of the close of the first business day in January of the year of commencement and each year thereafter, and shall be paid as soon as practicable thereafter. Pending final distribution, the remaining balance in the Participant's accounts subject to this Section 5(e) shall continue to be credited or debited with amounts equivalent to gains and losses realized by the Gillette Company Stock Fund (or such other investment Funds which the Participant may designate for purposes of calculating such credits or debits). Anything contained in this Plan to the contrary notwithstanding, no payment shall be made under the Plan to any Section 16 Officer which payment might cause the interests in the Plan to be treated as "derivative securities" under the Exchange Act and the rules and regulations promulgated thereunder.

   (f) In the event of the death of a Participant, whether or not then employed by the Company or a Participating Subsidiary, all amounts credited to the Participant's accounts under the Plan shall vest and shall be paid to the Participant's estate in a single lump sum valued as of the close of the date of death.

   (g) All determinations of value of Participants' accounts under the Plan shall be made in accordance with the relevant provisions of the Savings Plan.

   (h) All payments under the Plan shall be subject to any required withholding of Federal, state and local taxes.

6. Source of Payments. All amounts payable under the Plan shall be paid by the
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   Company and Participating Subsidiaries from their general assets.
   Notwithstanding the maintenance of records on its books as described in
   Section 4 above, no Participant shall have any right to or interest in any assets of the Company or any Participating Subsidiary other than as an unsecured general creditor, and no separate fund shall be established in which any Participant has any right or interest. The foregoing shall not prevent the Company or any Subsidiary from establishing a fund from which to satisfy its payment obligations under the Plan.

7. Plan Amendment and Termination. The Plan may be amended or terminated by the
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   Company at any time and in any manner prior to an Approved or Unapproved
   Change in Control of the Company, provided that no amendment or termination shall adversely affect the rights and benefits of Participants with respect to Compensation deferred or deducted pursuant to the Plan prior to such action. After an Approved or Unapproved Change in Control of the Company: (1) no amendment shall be made which adversely affects the rights and benefits of Participants with respect to Compensation deferred or deducted or benefits accrued pursuant to the Plan prior to such amendment; (2) the Plan may not be terminated or amended in a manner to provide less favorable prospective benefits unless all benefits under this Plan which are unvested become immediately vested and the account balances of all Participants
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    (other than Section 16 Officers to the extent provided in Section 5(e)
    above) become immediately payable and are paid to all such Participants; and
    (3) no amendment may be made with respect to any provision of the Plan which becomes operative upon an Approved or Unapproved Change in Control.

8.  No Right of Employment. The adoption and operation of this Plan shall not
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    create in any Participant a right of continued employment with the Company or any Subsidiary.

9.  Administration. The Plan shall be administered by the Savings Plan Committee
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    appointed by the Board of Directors of the Company (the "Committee"), which shall have the discretionary power and authority to construe and interpret the provisions of the Plan, to determine the eligibility of employees to participate in the Plan and the amount and timing of payment of any benefits due under the Plan, and to determine all other matters in carrying out the intended purposes of the Plan. In administering this Plan, including but not limited to considering appeals from the denial of claims for benefits and issuing decisions thereon, rules and procedures substantially similar to those set forth in the Savings Plan shall govern.

10. No Assignment of Interest. The interest of any Participant under the Plan
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    may not be assigned, alienated, encumbered or otherwise transferred, and shall not be subject to attachment, garnishment, execution or levy; and any attempted assignment, alienation, encumbrance, transfer, attachment, garnishment, execution or levy shall be void and of no force or effect.

11. Securities Law Savings Provision. Nothing contained in this Plan or in the
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    administration or operation thereof shall be interpreted or effectuated that would cause interests in the Plan to be treated as "derivative securities" under the Exchange Act and the rules and regulations promulgated thereunder.

12. Construction of Terms. Except as expressly provided in this Plan to the
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    contrary, capitalized terms referenced herein shall have the same meanings as are applied to such terms in the Savings Plan as in effect from time to time.

13. Applicability of Document. This document shall govern the Plan rules
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    applicable to contributions made after April 30, 1991.

                                          THE GILLETTE COMPANY

Date:   3/30/93                           By: /s/ William J. McMorrow
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                                          William J. McMorrow
                                          Senior Vice President - Administration